                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New England Realty Associates Limited Partnership (the "Partnership") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold Brown, Treasurer of NewReal, Inc., Sole General Partner of the Partnership, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:   /s/ Harold Brown
    --------------------------
      Harold Brown
      Treasurer of New Real, Inc, Sole General Partner of the Partnership August 14, 2002